Olivia Nelligan Executive vice president, chief financial officer and chief strategy officer

Forward-looking statements This document and other CHS Inc. publicly available documents contain, and CHS officers, directors and representatives may from time to time make, "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on CHS current beliefs, expectations and assumptions regarding the future of its businesses, financial condition and results of operations, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of CHS control. CHS actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not place undue reliance on any of these forward-looking statements. Important factors that could cause CHS actual results and financial condition to differ materially from those indicated in the forward-looking statements are discussed or identified in CHS filings made with the U.S. Securities and Exchange Commission, including in the "Risk Factors" discussion in Item 1A of CHS Annual Report on Form 10-K for the fiscal year ended August 31, 2025. These factors may include changes in commodity prices; political, economic, legal and other risks of doing business globally; ongoing wars and global conflicts; global and regional factors impacting demand for CHS products; the impact of inflation; the impact of competitive business markets; any loss of members who choose to do business with other companies instead of CHS; the impact of market acceptance of alternatives to refined petroleum products; consolidation among CHS suppliers and customers; nonperformance or nonpayment by contractual counterparties; deterioration in credit quality of, or defaults by, third parties who owe CHS money; the effectiveness of CHS risk management strategies; actual or perceived quality, safety or health risks associated with CHS products; business interruptions, casualty losses and supply chain issues; the impact of epidemics, pandemics, outbreaks of disease and other adverse public health developments; the impact of workforce factors; technological improvements and sustainability initiatives that decrease demand for CHS products; advancement of artificial intelligence, including generative artificial intelligence, which introduces evolving technical, legal and opportunistic risks; security breaches or other disruptions in CHS information technology systems or assets; increased scrutiny and changing expectations with respect to environmental, social and governance practices; failures or delays in achieving strategies or expectations related to climate change or other environmental matters; CHS ability to complete, integrate and benefit from acquisitions, strategic alliances, joint ventures, divestitures and other nonordinary course-of-business events; the impact of government policies, mandates, regulations, trade agreements, domestic and foreign trade policies, including relating to tariffs, and other factors beyond CHS’s control; changes in federal income tax laws or our tax status; the impact and costs of compliance or noncompliance with applicable laws and regulations; the costs of compliance with environmental and energy laws and regulations; our ability to comply with extensive anti-corruption, anti-bribery, anti-kickback and trade laws and regulations; the impact of environmental liabilities and litigation; the impact of seasonality; the impairment of long-lived assets; CHS funding needs and financing sources; financial institutions’ and other capital sources’ policies concerning energy- related businesses; limits on CHS ability to access equity capital due to its cooperative structure; and other factors affecting our businesses generally. Any forward-looking statements made by CHS in this document are based only on information currently available to CHS and speak only as of the date on which the statement is made. CHS undertakes no obligation to update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise except as required by applicable law.

$0 $10 $20 $30 $40 $50 FY2020 FY2021 FY2022 FY2023 FY2024 FY2025 Revenue $35.5 ($ in billions)

$0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 FY2020 FY2021 FY2022 FY2023 FY2024 FY2025 $597.9 Net income ($ in millions)

CHS pretax income Fiscal year ended Aug. 31, 2025 ($ in thousands) 2025 2024 CHANGE Energy ($7,042) $429,053 ($436,095)

CHS pretax income Fiscal year ended Aug. 31, 2025 ($ in thousands) 2025 2024 CHANGE Energy (7,042) 429,053 (436,095) Ag $245,660 $342,677 ($97,017)

CHS pretax income Fiscal year ended Aug. 31, 2025 ($ in thousands) 2025 2024 CHANGE Energy (7,042) 429,053 (436,095) Ag 245,660 342,677 (97,017) Nitrogen production $159,541 $151,235 $8,306

CHS pretax income Fiscal year ended Aug. 31, 2025 ($ in thousands) 2025 2024 CHANGE Energy (7,042) 429,053 (436,095) Ag 245,660 342,677 (97,017) Nitrogen production 159,541 151,235 8,306 Corporate and other $216,613 $174,822 $41,791

($ in thousands) 2025 2024 CHANGE Energy (7,042) 429,053 (436,095) Ag 245,660 342,677 (97,017) Nitrogen production 159,541 151,235 8,306 Corporate and other 216,613 174,822 41,791 Pretax income 614,772 1,097,787 (483,015) CHS pretax income Fiscal year ended Aug. 31, 2025 Income tax expense (benefit) $16,777 ($4,872) $21,649

($ in thousands) 2025 2024 CHANGE Energy (7,042) 429,053 (436,095) Ag 245,660 342,677 (97,017) Nitrogen production 159,541 151,235 8,306 Corporate and other 216,613 174,822 41,791 Pretax income 614,772 1,097,787 (483,015) Income tax expense (benefit) 16,777 (4,872) 21,649 Noncontrolling interests 78 340 (262) CHS net income Fiscal year ended Aug. 31, 2025 CHS net income $597,917 $1,102,319 ($504,402)

Creating connections to empower agriculture

cash returns* $30 million cash patronage $90 million equity redemptions *estimated equity certificates $55 million qualified equity $144 million nonqualified equity

Cash Total Specialty fertilizer (tons) $2.73 $21.07 Bulk fertilizer (tons) $2.08 $16.07 Focused crop protection (dollars) $0.02 $0.16 Canola (hundredweight) $0.04 $0.32 Soybean meal (short tons) $0.09 $0.71 Renewable fuels marketing (dollars) $0.07 $0.61 Lubricants (gallons) $0.10 $0.80 Commissions – CHS Hedging (dollars) $0.04 $0.37 *estimated FY25 select wholesale patronage rates*

cash returns to owners last 5 years